Fees Summary	Jun. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 131,100,000.00
Previously Paid Amount	0
Total Fee Amount	18,104.92
Total Offset Amount	0
Net Fee	$ 18,104.92